UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of Earliest Event Reported): December 16, 2015

ESSENT GROUP LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-36157	Not Applicable
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Clarendon House 2 Church Street Hamilton HM11, Bermuda
(Address of Principal Executive Offices and Zip Code)

(441) 297‑9901
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 16, 2015, Vipul Tandon confirmed to Essent Group Ltd. (the “Company”) that he will not seek re-election as a Class II director of the Company at the 2016 Annual General Meeting of Shareholders (the “2016 Annual Meeting”) which is expected to be held in May 2016. Mr. Tandon intends to remain a member of the board of directors until his replacement is elected at the 2016 Annual Meeting.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESSENT GROUP LTD.

By:	/s/ LAWRENCE E. MCALEE
	Name:	Lawrence E. McAlee
	Title:	Senior Vice President and Chief Financial Officer

Date: December 18, 2015